EXHIBIT 24.1

POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Paul C. Flanagan and Dean J. Breda, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities (until revoked in writing) to execute and file Registration Statements on Form S-8 of StorageNetworks, Inc. (the "Company") in connection with the registration by the Company of shares of common stock, $.01 par value per share, of the Company under the Amended and Restated 1998 Stock Incentive Plan, the 2000 Stock Plan, the 2000 Non-employee Director Plan, and the 2000 Employee Stock Purchase Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, including pre- and post-effective amendments, with the Securities and Exchange Commission or any state securities commission or other governmental entity pertaining to such registration and sale, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

Executed as of this 13th day of September, 2000. /s/ Peter W. Bell

POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Paul C. Flanagan and Dean J. Breda, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities (until revoked in writing) to execute and file Registration Statements on Form S-8 of StorageNetworks, Inc. (the "Company") in connection with the registration by the Company of shares of common stock, $.01 par value per share, of the Company under the Amended and Restated 1998 Stock Incentive Plan, the 2000 Stock Plan, the 2000 Non-employee Director Plan, and the 2000 Employee Stock Purchase Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, including pre- and post-effective amendments, with the Securities and Exchange Commission or any state securities commission or other governmental entity pertaining to such registration and sale, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

Executed as of this 13th day of September, 2000. /s/ William D. Miller

POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Paul C. Flanagan and Dean J. Breda, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities (until revoked in writing) to execute and file Registration Statements on Form S-8 of StorageNetworks, Inc. (the "Company") in connection with the registration by the Company of shares of common stock, $.01 par value per share, of the Company under the Amended and Restated 1998 Stock Incentive Plan, the 2000 Stock Plan, the 2000 Non-employee Director Plan, and the 2000 Employee Stock Purchase Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, including pre- and post-effective amendments, with the Securities and Exchange Commission or any state securities commission or other governmental entity pertaining to such registration and sale, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

Executed as of this 13th day of September, 2000. /s/ Robert E. Davoli

POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Paul C. Flanagan and Dean J. Breda, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities (until revoked in writing) to execute and file Registration Statements on Form S-8 of StorageNetworks, Inc. (the "Company") in connection with the registration by the Company of shares of common stock, $.01 par value per share, of the Company under the Amended and Restated 1998 Stock Incentive Plan, the 2000 Stock Plan, the 2000 Non-employee Director Plan, and the 2000 Employee Stock Purchase Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, including pre- and post-effective amendments, with the Securities and Exchange Commission or any state securities commission or other governmental entity pertaining to such registration and sale, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

Executed as of this 13th day of September, 2000. /s/ Stephen J. Gaal

POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Paul C. Flanagan and Dean J. Breda, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities (until revoked in writing) to execute and file Registration Statements on Form S-8 of StorageNetworks, Inc. (the "Company") in connection with the registration by the Company of shares of common stock, $.01 par value per share, of the Company under the Amended and Restated 1998 Stock Incentive Plan, the 2000 Stock Plan, the 2000 Non-employee Director Plan, and the 2000 Employee Stock Purchase Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, including pre- and post-effective amendments, with the Securities and Exchange Commission or any state securities commission or other governmental entity pertaining to such registration and sale, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

Executed as of this 13th day of September, 2000. /s/ Michael D. Lambert

POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Paul C. Flanagan and Dean J. Breda, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities (until revoked in writing) to execute and file Registration Statements on Form S-8 of StorageNetworks, Inc. (the "Company") in connection with the registration by the Company of shares of common stock, $.01 par value per share, of the Company under the Amended and Restated 1998 Stock Incentive Plan, the 2000 Stock Plan, the 2000 Non-employee Director Plan, and the 2000 Employee Stock Purchase Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, including pre- and post-effective amendments, with the Securities and Exchange Commission or any state securities commission or other governmental entity pertaining to such registration and sale, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

Executed as of this 13th day of September, 2000. /s/ Roger M. Marino

POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Paul C. Flanagan and Dean J. Breda, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities (until revoked in writing) to execute and file Registration Statements on Form S-8 of StorageNetworks, Inc. (the "Company") in connection with the registration by the Company of shares of common stock, $.01 par value per share, of the Company under the Amended and Restated 1998 Stock Incentive Plan, the 2000 Stock Plan, the 2000 Non-employee Director Plan, and the 2000 Employee Stock Purchase Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, including pre- and post-effective amendments, with the Securities and Exchange Commission or any state securities commission or other governmental entity pertaining to such registration and sale, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

Executed as of this 13th day of September, 2000. /s/ William T. Schleyer